UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2016

JGH
Nuveen Global High Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen, LLC. The Fund’s portfolio managers are Timothy A. Palmer, CFA, Jeffrey T. Schmitz, CFA, and John T. Fruit, CFA.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over 2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the Fed raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets. However, after digesting the “shock,” U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower through the end of the reporting period.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2016?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may also use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

How did the Fund perform during this twelve-month reporting period ended December 31, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2016. For the twelve-month period reporting period ended December 31, 2016, the Fund’s total return at net asset value (NAV) outperformed the Bloomberg Barclays Global High Yield Index.

6	NUVEEN

During the reporting period, accommodative monetary policy around the world kept global rates at extremely low levels, resulting in strong demand for securities with incremental income. That technical underpinning, combined with the improved U.S. economic outlook and strong fundamentals, led corporate bonds to outperform, despite record issuance driven by mergers and acquisitions. High yield bonds, in particular, enjoyed very strong performance as inflows continued into the market in search of yield. High yield spreads compressed over the majority of the reporting period after reaching their widest point in mid-February 2016 of roughly 1000 basis points over Treasuries. For several weeks in late October and early November 2016, a combination of mutual fund outflows and associated concerns about a discernable move in interest rates brought a lull to the “risk-on” rally that had characterized much of this reporting period. However, following the November elections, the market continued on its upward path as renewed strong investor flows combined with limited new issue supply helped the segment finish the year on a high note, producing significantly stronger returns than most had predicted. By the end of 2016, spreads had narrowed to the tightest level the market has seen during this credit cycle at roughly 440 basis points over Treasuries. Despite the worst start to a year on record for high yield, the market segment ended up posting a 15.60% gain during the reporting period, as measured by the Bloomberg Barclays Global High Yield Index.

While the rally in the high yield market was broad based, the rebound in the oil markets was certainly a driving force during much of the reporting period. Improving oil prices helped fuel a recovery in energy bond prices, but also boosted confidence in the high yield market overall, given the large representation of energy and commodity credits within the major high yield indexes. As risk appetites increased and investors continued to search for yield, the previously beaten down commodity-driven segments such as energy and metals/mining, and the lower quality, CCC rated segment produced stellar gains of 35.8%, 42.0% and 29.6%, respectively. The market was particularly strong in these categories after the U.S. presidential election because investors priced in the possibility of economic expansion driven by lower tax rates, reduced regulations and greater fiscal spending. The ongoing strength in oil and gas prices, coupled with accommodative capital markets, continued to provide solid tailwinds for the energy sector. The market also experienced strong performance from so-called “fallen angels” (i.e. former investment grade issuers downgraded to junk status), even though they represent only 5% of the index. The fallen angels in the energy space were strong outperformers this year as the downgraded issues experienced extreme sell-offs as they exited the investment grade universe, but then subsequently recovered once gravitating to high yield.

Although the overall default rate ticked up steadily during the course of 2016, it was almost entirely due to lingering stresses in the energy and mining complexes, with little spillover to the rest of the high yield market. In the U.S., the default rate ended 2016 at 5.6%. However, we expect defaults in most sectors to be largely contained, reflecting the strong business cycle component in the behavior of high yield defaults. Leading indicators of future default pressures have continued to improve with risk appetites returning to the markets after the election, including a steeper two-to-10-year Treasury yield curve, strong performance from financial and bank equities, and lower overall equity volatility. Given that U.S. recession risk remains low, we believe the risk of default contagion from the commodity sectors to the broader market remains limited.

Throughout the majority of the reporting period, the Fund’s performance generally benefited from the better environment for risk appetites that led to outperformance of lower quality credit. Although this was most evident among CCC rated debt, the increase in risk appetites also buoyed many of the previously lagging growth-sensitive areas of the market and small-issue size credits. In terms of specific sector allocations, the Fund benefited from overweights to energy exploration and production (E&P), energy midstream, metals/mining, paper/packaging and aerospace/defense, and from underweights to banking, health care and pharmaceuticals. Within energy, performance was also aided by our lower quality bias in the E&P sector because the stabilization in energy prices worked to lift many of the marginal producers. In metals/mining, our overweight specifically to coal was beneficial. Generally speaking, our bias of taking bottom-up credit risk and underweighting safe haven sectors and bonds with longer durations (qualities more common to the BB rated segment of the market) benefited performance substantially throughout most of the reporting period.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Finally, the Fund’s relative results were boosted by improved market liquidity, which led to strength in some of the Fund’s smaller-cap and small-issue size credits. These bonds were out of favor with investors during 2015 and early 2016 as market participants were more focused on individual bond liquidity. The only notable detractor from performance during the reporting period was the Fund’s underweight to bonds of foreign governments and government agencies. We have not historically favored this segment due to the relative richness compared to similarly-rated corporates.

As the reporting period came to a close, we continued to position the Fund with an overweight to lower rated credit compared to the benchmark because we believe valuations will be well supported by the expectation for accelerated economic growth, higher inflation and moderate defaults. We continue to overweight CCC securities while underweighting BB rated issues. We had tactically increased the Fund’s CCC weight throughout the year to take advantage of historically wide spreads in this lower quality subset of the market, where average yields straddled 15% in early April 2016. Given that CCC spreads are now much tighter in general and the CCC index advanced approximately 30% in 2016, we reduced this overweight to only 1.35% more than the index at the end of the reporting period.

Within energy, we maintained a very modest overweight versus that of the benchmark, but with a skew toward lower priced issues, some of which can still be considered distressed. The Fund’s holdings in distressed energy, however, represented a small percentage of assets at year-end 2016. It’s noteworthy to consider that distressed energy credits were one of the best performing asset classes. We retained an overweight to the basic materials space, consisting of holdings in chemicals, paper and metals/mining. Although the basic materials sector has recently been a source of strong outperformance, we still believe these cyclical areas could show favorable results going forward. The Fund remains underweight in sovereigns, financials, cable non-media, autos and pharmaceuticals, mostly based on valuation considerations and/or the relative duration of bonds in those sectors.

Consistent with the Fund’s mandate, investments in foreign-domiciled companies represent roughly 43% of holdings. After the U.S., the next three largest countries of investment are Canada, the United Kingdom and Luxembourg. The Fund’s aggregate emerging markets exposure is roughly 7%. Although economic activity in emerging markets generally stabilized in 2016, investment valuations are not particularly cheap compared to those of domestic and Western Europe companies. With regard to non-U.S. dollar-denominated holdings, we are biased toward a stronger U.S. dollar, given rising interest rates and continued relative strength in the U.S. economy. As a result, most of the Fund’s foreign positions are currency hedged and we are maintaining only a small position in local emerging markets debt.

As of the end of the reporting period, the Fund was positioned with an average duration that was approximately half-a-year shorter than the benchmark’s duration, in order to lessen its sensitivity to rising interest rates. We continue to believe that high yield investors are well protected from interest rate moves. Spreads typically absorb a significant fraction of the change in Treasury yields, given the naturally low duration of the high yield asset class and the incremental spread that helps mitigate any price movements.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a positive impact on performance. The Fund also used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was negligable during the reporting period.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of December 31, 2016, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	28.47%
Regulatory Leverage*	28.47%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	December 31, 2016	Average Balance Outstanding	Draws	Paydowns	February 27, 2017
$170,500,000	$14,300,000	$(20,000,000)	$164,800,000	$159,277,322	$ —	$ —	$164,800,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2016. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
January 2016	$0.1320
February	0.1320
March	0.1320
April	0.1320
May	0.1320
June	0.1320
July	0.1320
August	0.1320
September	0.1200
October	0.1200
November	0.1200
December 2016	0.1200
Total Distributions	$1.5360

Current Distribution Rate*	9.01%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2016, the Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

10	NUVEEN

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest.

The Fund has cumulative net currency losses, which offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid for the fiscal year ended December 31, 2016, are being recharacterized as return of capital, which is identified in the table below.

Fiscal Year Ended December 31, 2016	JGH
Regular monthly distribution per share
From net investment income	$1.5098
From net realized capital gains	0.0000
Return of capital	0.0262

Total per share distribution	$1.5360

SHARE REPURCHASES

During August 2016, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JGH
Shares cumulatively repurchased and retired	845,318
Shares authorized for repurchase	2,325,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JGH
Shares repurchased and retired	100,318
Weighted average price per share repurchased and retired	$12.51
Weighted average discount per share repurchased and retired	16.56%

OTHER SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGH
NAV	$17.82
Share price	$15.99
Premium/(Discount) to NAV	(10.27)%
12-month average premium/(discount) to NAV	(10.97)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

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NUVEEN	13

JGH

Nuveen Global High Income Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	Since Inception
JGH at NAV	21.85%	2.96%
JGH at Share Price	29.26%	3.33%
Bloomberg Barclays Global High Yield Index	15.60%	5.86%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	0.2%
Convertible Preferred Securities	0.2%
$25 Par (or similar) Retail Preferred	1.7%
Corporate Bonds	119.6%
$1,000 Par (or similar) Institutional Preferred	11.0%
Sovereign Debt	3.5%
Asset-Backed and Mortgage-Backed Securities	0.4%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	2.4%
Net Assets Plus Borrowings	139.8%
Borrowings	(39.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	10.7%
Metals & Mining	7.6%
Banks	7.2%
Media	6.7%
Wireless Telecommunication Services	5.1%
Diversified Telecommunication Services	3.8%
Consumer Finance	3.1%
Diversified Financial Services	3.0%
Health Care Providers & Services	2.9%
Sovereign Debt	2.6%
Commercial Services & Supplies	2.5%
Hotels, Restaurants & Leisure	2.2%
Energy Equipment & Services	2.0%
Household Durables	1.9%
Food Products	1.9%
Chemicals	1.8%
Containers & Packaging	1.8%
Paper & Forest Products	1.8%
Equity Real Estate Investment Trusts	1.7%
Gas Utilities	1.7%
Road & Rail	1.6%
Real Estate Management & Development	1.6%
Construction Materials	1.5%
Aerospace & Defense	1.3%
Machinery	1.3%
Auto Components	1.3%
Other	18.8%
Repurchase Agreements	0.6%
Total	100%

Credit Quality

(% of total investments)1

A	0.1%
BBB	9.8%
BB or Lower	87.1%
N/R (not rated)	2.3%
N/A (not applicable)	0.7%
Total	100%

Country Allocation

(% of total investments)1

United States	56.7%
Canada	9.7%
United Kingdom	5.4%
Luxembourg	3.8%
France	2.2%
Brazil	2.0%
Mexico	1.8%
Other	18.4%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global High Income Fund (the “Fund”) as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 24, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 27, 2017

16	NUVEEN

JGH

Nuveen Global High Income Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 136.6% (99.4% of Total Investments)

	COMMON STOCKS – 0.2% (0.1% of Total Investments)

	Energy Equipment & Services – 0.0%

722	Key Energy Services Inc., (2)				$22,974

	Oil, Gas & Consumable Fuels – 0.2%

13,236	Penn Virginia Corporation, (2)				648,564
	Total Common Stocks (cost $2,371,140)				671,538

Shares	Description (1)	Coupon		Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2%

20,000	Anadarko Petroleum Corporation	7.500%		N/R	$827,000
	Total Convertible Preferred Securities (cost $1,000,000)				827,000

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.7% (1.3% of Total Investments)

	Banks – 0.2%

20,000	Regions Financial Corporation	6.375%		Ba1	$503,200
10,786	Zions Bancorporation	6.300%		BB–	287,878
	Total Banks				791,078

	Consumer Finance – 0.6%

99,665	Discover Financial Services	6.500%		BB–	2,559,397

	Equity Real Estate Investment Trusts – 0.2%

13,000	Northstar Realty Finance Corporation	8.750%		N/R	334,100
24,000	Summit Hotel Properties Inc.	7.125%		N/R	602,400
	Total Equity Real Estate Investment Trusts				936,500

	Food Products – 0.3%

50,000	CHS Inc.	7.100%		N/R	1,325,500

	Oil, Gas & Consumable Fuels – 0.4%

60,000	Nustar Energy LP	8.500%		BB+	1,611,000
	Total $25 Par (or similar) Retail Preferred (cost $7,113,633)				7,223,475

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 119.6% (87.0% of Total Investments)

	Aerospace & Defense – 1.8%

$600	Bombardier Inc., 144A	7.750%	3/15/20	B	$631,500
3,500	Bombardier Inc., 144A	8.750%	12/01/21	B	3,714,375
1,000	StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	CCC	1,052,500
2,400	Triumph Group Inc.	4.875%	4/01/21	B1	2,251,200
	Total Aerospace & Defense				7,649,575

NUVEEN	17

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Airlines – 1.4%

$3,000		Air Canada, 144A	7.750%	4/15/21	BB–	$3,352,500
1,000		Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	1,037,500
2,000		VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	1,380,000
		Total Airlines				5,770,000

		Auto Components – 1.7%

2,000		Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	BB–	2,055,000
2,000		MPG Holdco I Inc.	7.375%	10/15/22	B+	2,090,000
1,100		Tenneco Inc.	5.375%	12/15/24	BB+	1,136,080
2,050		Tupy S/A, 144A	6.625%	7/17/24	BB	1,968,000
		Total Auto Components				7,249,080

		Banks – 2.8%

2,000		Bank of America Corporation	6.300%	N/A (5)	BB+	2,090,000
1,500		CIT Group Inc.	5.000%	8/01/23	BB+	1,548,750
2,000		HSBC Holdings PLC, (6)	6.875%	N/A (5)	BBB	2,110,000
2,750		Popular Inc.	7.000%	7/01/19	BB–	2,835,938
2,500		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	2,614,243
445		Standard Chartered PLC, 144A	5.700%	3/26/44	A3	443,683
		Total Banks				11,642,614

		Beverages – 0.2%

1,000		Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	930,000

		Building Products – 0.8%

1,750		Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	1,758,750
1,825		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	1,542,125
		Total Building Products				3,300,875

		Capital Markets – 0.5%

2,250		KCG Holdings Inc., 144A	6.875%	3/15/20	BB–	2,250,000

		Chemicals – 2.5%

1,000		Chemours Co	7.000%	5/15/25	B+	985,000
2,000		CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,060,000
750		Hexion Inc.	6.625%	4/15/20	B3	663,750
2,000		Ineos Group Holdings SA, 144A	5.875%	2/15/19	B–	2,045,000
1,800		Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	1,818,000
800		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	827,195
1,350		Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	1,495,125
605		Tronox Finance LLC	6.375%	8/15/20	B	565,675
		Total Chemicals				10,459,745

		Commercial Services & Supplies – 3.1%

1,605		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	1,596,975
1,500		APX Group, Inc.	7.875%	12/01/22	B1	1,623,750
2,000		Clean Harbors Inc.	5.125%	6/01/21	BB+	2,045,400
2,790		Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,685,375
1,030		GFL Environmental Corporation, 144A	7.875%	4/01/20	B–	1,080,213
540		GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	594,000
1,500		NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,492,500
1,500		R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	1,460,625
1,090	EUR	Waste Italia SPA, 144A, (7)	10.500%	11/15/19	C	275,373
		Total Commercial Services & Supplies				12,854,211

		Construction & Engineering – 1.5%

1,500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC	90,000
1,500		HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	1,470,000
2,000		Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	1,970,000

18	NUVEEN

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Construction & Engineering (continued)

$1,100		Shea Homes LP, 144A	6.125%	4/01/25	BB–	$1,064,250
15,000	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	1,602,560
		Total Construction & Engineering				6,196,810

		Construction Materials – 2.1%

4,000		Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	4,029,998
2,500		Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,587,500
1,955		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,057,638
		Total Construction Materials				8,675,136

		Consumer Finance – 3.7%

2,000		Ally Financial Inc.	4.625%	3/30/25	BB+	1,970,000
2,500		Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	2,562,500
1,200		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,158,000
2,250		Credit Acceptance Corporation	7.375%	3/15/23	BB	2,311,875
1,500		Enova International, Inc., 144A	9.750%	6/01/21	B–	1,496,250
2,000		First Data Corporation, 144A	5.750%	1/15/24	B	2,063,760
2,000		First Data Corporation, 144A	5.000%	1/15/24	BB	2,010,640
1,500		Navient Corporation	7.250%	9/25/23	BB	1,541,250
		Total Consumer Finance				15,114,275

		Containers & Packaging – 2.5%

2,000		Ardagh Packaging Finance / MP HD USA, 144A	6.750%	1/31/21	B3	2,060,000
3,000		Cascades Inc., 144A	5.500%	7/15/22	BB–	3,045,000
1,750		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,736,875
1,600		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,384,000
2,000		Reynolds Group	5.750%	10/15/20	B+	2,062,500
		Total Containers & Packaging				10,288,375

		Diversified Consumer Services – 1.3%

1,965		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	Caa3	373,350
1,750		Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,905,313
2,400	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	3,002,221
		Total Diversified Consumer Services				5,280,884

		Diversified Financial Services – 4.2%

1,500		BNP Paribas, 144A, (6)	7.625%	N/A (5)	BBB–	1,582,650
2,000		CNG Holdings Inc., 144A	9.375%	5/15/20	Caa3	1,735,000
1,550		Fly Leasing Limited	6.750%	12/15/20	BB–	1,619,750
2,000		James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,070,000
2,250		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	2,250,000
3,300		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	3,415,500
2,000		NewStar Financial, Inc.	7.250%	5/01/20	BB–	1,990,000
2,540		Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,540,000
		Total Diversified Financial Services				17,202,900

		Diversified Telecommunication Services – 5.2%

2,250		CenturyLink Inc.	7.650%	3/15/42	BB+	1,968,750
2,000		Consolidated Communications Finance Company	6.500%	10/01/22	B–	1,985,000
2,500		Frontier Communications Corporation	8.875%	9/15/20	BB	2,662,500
1,500		GCI Inc.	6.875%	4/15/25	BB–	1,522,500
782		Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CC	480,653
2,000		IntelSat Jackson Holdings	7.250%	4/01/19	CCC	1,680,000
579		IntelSat Limited	7.750%	6/01/21	Ca	189,623
2,150		Level 3 Financing Inc., 144A	5.250%	3/15/26	BB	2,128,500
1,650		Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	1,905,750
1,500		Neptune Finco Corporation, 144A	10.875%	10/15/25	B+	1,785,000
3,100		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	3,154,250

NUVEEN	19

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Diversified Telecommunication Services (continued)

$2,200		Windstream Corporation	6.375%	8/01/23	BB–	$1,963,500
		Total Diversified Telecommunication Services				21,426,026

		Electric Utilities – 1.1%

2,250		Intergen NV, 144A	7.000%	6/30/23	B1	2,002,500
2,500		RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	2,368,750
		Total Electric Utilities				4,371,250

		Electronic Equipment, Instruments & Components – 0.6%

1,363		Anixter Inc.	5.125%	10/01/21	BB+	1,417,520
1,250		Ingram Micro Inc.	5.450%	12/15/24	BBB–	1,174,868
		Total Electronic Equipment, Instruments & Components				2,592,388

		Energy Equipment & Services – 1.8%

1,500		Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	1,293,750
2,375		Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	1,834,688
1,400		Noble Holding International Limited	7.750%	1/15/24	BB–	1,316,840
2,250		Pacific Drilling V Limited, 144A	7.250%	12/01/17	CCC	1,057,500
500		Precision Drilling Corporation, 144A	7.750%	12/15/23	BB	527,500
1,650		SESI, LLC	6.375%	5/01/19	BB–	1,650,000
		Total Energy Equipment & Services				7,680,278

		Equity Real Estate Investment Trusts – 2.1%

1,250		Communications Sales & Leasing Inc., 144A	7.125%	12/15/24	BB–	1,262,500
2,395		Geo Group Inc.	6.000%	4/15/26	BB–	2,353,088
2,350		iStar Inc.	7.125%	2/15/18	B+	2,420,500
900		iStar Inc.	6.500%	7/01/21	B+	927,000
2,000		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	1,920,000
		Total Equity Real Estate Investment Trusts				8,883,088

		Food & Staples Retailing – 1.5%

2,500		Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	2,137,500
2,500		Supervalu Inc.	7.750%	11/15/22	B	2,521,875
2,000		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B–	1,720,000
		Total Food & Staples Retailing				6,379,375

		Food Products – 2.0%

2,000		Bumble Bee Holdings Inc., 144A	9.000%	12/15/17	B–	1,975,000
1,000		Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB–	1,002,500
2,000		Marfrig Holding Europe BV, 144A	8.000%	6/08/23	BB–	2,070,200
2,050		Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	2,214,000
1,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	CCC+	916,250
		Total Food Products				8,177,950

		Gas Utilities – 2.3%

1,250		AmeriGas Partners LP/AmeriGas Finance Corporation	5.500%	5/20/25	BB	1,262,500
1,500		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	1,522,500
2,910		Ferrellgas LP	6.750%	1/15/22	B	2,880,900
1,635		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,671,788
2,180		Suburban Propane Partners LP	5.500%	6/01/24	BB–	2,207,250
		Total Gas Utilities				9,544,938

		Health Care Equipment & Supplies – 1.2%

1,750	EUR	Ephios Holdco II PLC, 144A	8.250%	7/01/23	B–	2,003,325
250		Tenet Healthcare Corporation	6.250%	11/01/18	BB–	263,750
1,000		Tenet Healthcare Corporation	8.125%	4/01/22	B–	943,500
2,220		Tenet Healthcare Corporation	6.875%	11/15/31	B–	1,712,175
		Total Health Care Equipment & Supplies				4,922,750

20	NUVEEN

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Health Care Providers & Services – 4.0%

$1,500	Community Health Systems, Inc.	8.000%	11/15/19	B	$1,245,000
2,120	Community Health Systems, Inc.	6.875%	2/01/22	B	1,473,400
2,000	HCA Inc.	5.000%	3/15/24	BBB–	2,057,500
3,000	HCA Inc.	5.250%	6/15/26	BBB–	3,101,250
2,640	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	2,296,800
3,150	Kindred Healthcare Inc.	8.750%	1/15/23	B–	2,945,250
2,000	Lifepoint Health Inc., 144A	5.375%	5/01/24	Ba2	1,959,000
1,466	Select Medical Corporation	6.375%	6/01/21	B–	1,466,000
	Total Health Care Providers & Services				16,544,200

	Hotels, Restaurants & Leisure – 3.0%

2,000	1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/1/22	B–	2,090,000
1,000	Carlson Travel, Inc., 144A	9.500%	12/15/24	CCC+	1,046,250
1,500	Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,485,000
2,000	International Game Technology PLC, 144A	6.500%	2/15/25	BB+	2,145,000
1,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	1,150,000
1,250	Studio City Co Ltd, 144A	7.250%	11/30/21	BB–	1,293,750
3,350	Wynn Macau Limited, 144A	5.250%	10/15/21	Ba3	3,375,125
	Total Hotels, Restaurants & Leisure				12,585,125

	Household Durables – 2.7%

2,000	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	2,045,000
1,220	CalAtlantic Group Inc.	5.875%	11/15/24	BB	1,238,300
2,500	KB Home	7.625%	5/15/23	B+	2,618,750
2,500	Rialto Holdings LLC– Rialto Corporation, 144A	7.000%	12/01/18	B1	2,531,250
2,500	RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	2,612,500
	Total Household Durables				11,045,800

	Independent Power & Renewable Electricity Producers – 1.1%

2,630	Dynegy Inc., 144A	8.000%	1/15/25	B+	2,452,475
2,830	GenOn Energy Inc.	9.500%	10/15/18	CCC+	2,000,456
	Total Independent Power & Renewable Electricity Producers				4,452,931

	Industrial Conglomerates – 0.8%

800	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	818,000
2,000	Stena International SA, 144A	5.750%	3/01/24	BB	1,730,000
1,050	Techniplas, LLC, 144A	10.000%	5/01/20	B	910,875
	Total Industrial Conglomerates				3,458,875

	Insurance – 0.3%

1,500	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	1,222,500

	Internet Software & Services – 1.4%

500	Cimpress NV, 144A	7.000%	4/01/22	Ba3	510,000
2,000	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	2,035,000
1,000	Equinix Inc.	5.750%	1/01/25	BB+	1,045,000
2,000	Inception Merger Sub Inc / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	2,116,900
	Total Internet Software & Services				5,706,900

	IT Services – 0.8%

1,000	Alliance Data Systems Corporation, 144A	6.375%	4/01/20	N/R	1,015,000
2,100	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	2,184,000
	Total IT Services				3,199,000

	Machinery – 1.8%

1,500	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,567,500
2,250	Terex Corporation	6.000%	5/15/21	BB	2,300,625
2,684	Vander Intermediate Holding II Corp., PIK, 144A	9.750%	2/01/19	CCC+	1,905,463
1,500	Xerium Technologies, 144A	9.500%	8/15/21	B	1,496,250
	Total Machinery				7,269,838

NUVEEN	21

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Marine – 1.4%

$2,900		Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	$2,117,000
2,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,700,000
1,950		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	1,842,750
		Total Marine				5,659,750

		Media – 9.1%

2,500		Altice S.A, 144A	7.750%	5/15/22	B	2,668,750
500		CBS Radio, Inc., 144A	7.250%	11/01/24	B–	522,500
2,000		CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	2,040,000
2,000		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	2,035,000
1,500		Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	1,143,750
1,500		Clear Channel Communications, Inc.	7.250%	10/15/27	CC	645,000
2,250		Dish DBS Corporation	5.875%	11/15/24	Ba3	2,315,250
1,250		Dish DBS Corporation	7.750%	7/01/26	Ba3	1,409,375
1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,590,000
3,250		Numericable Group SA, 144A	7.375%	5/01/26	B+	3,319,063
2,500		Post Holdings Inc., 144A	7.750%	3/15/24	B	2,775,000
1,550		Quebecor Media Inc.	5.750%	1/15/23	B+	1,608,125
2,500		Radio One Inc., 144A	7.375%	4/15/22	B	2,475,000
2,000		Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,990,000
1,500		SiTV Inc., 144A	10.375%	7/01/19	B–	915,000
1,000		Time Inc., 144A	5.750%	4/15/22	B	1,035,000
1,180		Tribune Media Company	5.875%	7/15/22	BB–	1,196,225
1,310		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,346,025
3,500	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,694,764
4,000		VTR Finance BV, 144A	6.875%	1/15/24	BB–	4,129,998
		Total Media				37,853,825

		Metals & Mining – 10.5%

1,750		AK Steel Corporation	7.625%	10/01/21	B–	1,883,438
1,650		Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB–	1,790,250
2,450		Aleris International Inc., 144A	9.500%	4/01/21	B	2,627,625
1,000		Allegheny Technologies Inc.	5.950%	1/15/21	B	967,500
1,500		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	1,491,150
3,000		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,700,000
2,000		ArcelorMittal	8.000%	10/15/39	BB+	2,194,680
1,952		Barrick Gold Corporation	6.950%	4/01/19	BBB–	2,134,411
565		Century Aluminum Company, 144A	7.500%	6/01/21	B+	531,806
2,000		Cliffs Natural Resources Inc.	5.900%	3/15/20	Caa2	1,930,000
2,500		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB–	2,537,500
3,000		First Quantum Minerals Limited, 144A	7.250%	5/15/22	B	2,955,000
1,425		Freeport McMoRan, Inc.	4.550%	11/14/24	BBB–	1,335,938
1,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	983,000
1,900		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	1,966,500
2,250		IAMGOLD Corporation, 144A	6.750%	10/01/20	B+	2,193,750
2,050		Lundin Mining Corporation, 144A	7.500%	11/01/20	BB–	2,180,688
2,000		New Gold Incorporated, 144A	6.250%	11/15/22	B+	2,050,000
750		Novelis Corporation, 144A	5.875%	9/30/26	B	757,500
2,000		Teck Resources Limited	4.750%	1/15/22	BB	2,005,000
1,250		United States Steel Corporation, 144A	8.375%	7/01/21	BB	1,381,913
2,485		Vale Overseas Limited	6.875%	11/10/39	BBB	2,416,663
1,500		Vedanta Resources PLC, 144A	6.000%	1/31/19	B	1,507,500
1,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	912,500
		Total Metals & Mining				43,434,312

		Multiline Retail – 0.5%

1,000		Bon-Ton Department Stores Inc.	8.000%	6/15/21	Caa2	480,000
2,000		J.C. Penney Corporation Inc.	6.375%	10/15/36	B+	1,682,500
		Total Multiline Retail				2,162,500

22	NUVEEN

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Oil, Gas & Consumable Fuels – 14.0%

1,000	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB–	$700,108
1,250		Bill Barrett Corporation	7.625%	10/01/19	CCC	1,231,250
1,745		Bonanza Creek Energy Inc.	5.750%	2/01/23	C	1,273,850
2,232		California Resources Corporation, 144A	8.000%	12/15/22	CCC+	1,986,480
460		California Resources Corporation	6.000%	11/15/24	Ca	335,800
2,015		Calumet Specialty Products	6.500%	4/15/21	CCC+	1,707,713
1,887		Chesapeake Energy Corporation, 144A	8.000%	12/15/22	B+	2,038,903
1,500		Chesapeake Energy Corporation, 144A	8.000%	1/15/25	B–	1,530,000
1,250		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	12.000%	11/01/21	B–	1,300,000
1,250		Crestwood Midstream Partners LP	6.250%	4/01/23	BB–	1,275,000
1,500		Denbury Resources Incorporated	4.625%	7/15/23	CCC+	1,203,750
1,750		Enbridge Inc.	6.000%	1/15/77	BBB–	1,745,625
2,000		Energy Transfer Equity LP	5.500%	6/01/27	BB+	1,950,000
1,459		EnQuest PLC, 144A, Reg S	7.000%	4/15/22	N/R	1,057,914
500		EP Energy LLC and Everest Acquisition Finance, Inc., 144A	8.000%	11/29/24	BB–	537,350
1,210		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	853,050
2,250		Everest Acquisition LLC Finance	9.375%	5/01/20	CCC+	2,074,208
1,675		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,604,851
2,000		Gulfport Energy Corporation, 144A	6.375%	5/15/25	B+	2,025,400
750		Halcon Resources Corporation, 144A	8.625%	2/01/20	B–	780,000
500		Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	521,250
2,000		Kazmunaygas National, 144A	6.375%	4/09/21	Baa3	2,166,720
2,000		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,975,000
1,025		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	912,250
250		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC–	207,500
500		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC–	407,500
1,750		Oasis Petroleum Inc.	6.875%	3/15/22	B+	1,793,750
2,395		Penn Virginia Corporation	8.500%	5/01/20	N/R	47,900
4,000		Pertamina Persero PT, 144A	4.875%	5/03/22	Baa3	4,108,498
866		Petrobras Global Finance BV	3.000%	1/15/19	BB	844,090
4,000		Petrobras International Finance Company	5.375%	1/27/21	BB	3,912,000
2,800		Reliance Industries Limited, 144A	5.875%	N/A (5)	BBB+	2,765,000
1,635		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	1,606,388
1,250		Seadrill Limited, 144A	6.625%	9/15/20	N/R	550,000
1,995		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B+	2,094,750
1,500		Sunoco LP / Sunoco Finance Corp.	6.250%	4/15/21	BB–	1,528,125
3,550		Transocean Inc.	6.800%	3/15/38	BB–	2,751,250
1,950		Vanguard Natural Resources Finance, (7)	7.875%	4/01/20	CCC–	1,121,250
1,500		WPX Energy Inc.	6.000%	1/15/22	B	1,537,500
		Total Oil, Gas & Consumable Fuels				58,061,973

		Paper & Forest Products – 2.5%

3,220		Domtar Corporation	6.750%	2/15/44	BBB–	3,265,776
2,000		Mercer International Inc.	7.750%	12/01/22	BB–	2,100,000
1,250		Millar Western Forest Products Ltd	8.500%	4/01/21	B–	687,500
2,500		Resolute Forest Products, 144A	5.875%	5/15/23	B+	2,250,000
2,000		Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,870,000
		Total Paper & Forest Products				10,173,276

		Personal Products – 0.6%

2,475		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	2,574,000

		Pharmaceuticals – 0.8%

1,505		Endo Finance LLC, 144A	5.750%	1/15/22	B	1,339,450
500		Valeant Pharmaceuticals International, 144A	5.625%	12/01/21	B–	387,500
1,730		VP Escrow Corporation, 144A	6.375%	10/15/20	B–	1,486,174
		Total Pharmaceuticals				3,213,124

		Real Estate Management & Development – 2.1%

2,000		Crescent Communities LLC, 144A	8.875%	10/15/21	B+	2,015,000
2,470		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,578,063

NUVEEN	23

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Real Estate Management & Development (continued)

$1,750		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	$1,782,813
2,500		Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	2,531,250
		Total Real Estate Management & Development				8,907,126

		Road & Rail – 2.2%

1,500		Avis Budget Car Rental, 144A	5.125%	6/01/22	BB–	1,470,000
2,900		Herc Rentals, Inc., 144A	7.750%	6/01/24	B+	3,048,625
3,000		The Hertz Corporation	7.375%	1/15/21	B	3,007,500
1,630		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	1,687,050
		Total Road & Rail				9,213,175

		Software – 0.5%

2,310		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	2,171,400

		Specialty Retail – 1.4%

2,000		GameStop Corporation, 144A	6.750%	3/15/21	BB+	2,015,000
2,000		Guitar Center Inc., 144A	6.500%	4/15/19	B2	1,815,000
1,750		L Brands, Inc., 144A	6.875%	11/01/35	BB+	1,785,000
		Total Specialty Retail				5,615,000

		Technology Hardware, Storage & Peripherals – 1.7%

3,000		Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	7.125%	6/15/24	BB+	3,329,166
1,690		NCR Corporation	6.375%	12/15/23	BB	1,816,750
1,700		Western Digital Corporation, 144A	10.500%	4/01/24	BB+	2,010,250
		Total Technology Hardware, Storage & Peripherals				7,156,166

		Trading Companies & Distributors – 0.9%

1,500		Avation Capital SA, 144A	7.500%	5/27/20	B+	1,485,000
2,000		HD Supply Inc., 144A	5.750%	4/15/24	B	2,111,400
		Total Trading Companies & Distributors				3,596,400

		Transportation Infrastructure – 0.5%

2,000	EUR	CMA CGM SA, 144A	7.750%	1/15/21	B3	1,948,134

		Wireless Telecommunication Services – 7.1%

17,000	SEK	AINMT Scandinavia Holdings AB, Reg S	9.750%	3/19/19	N/R	1,960,128
2,800		Colombia Telecommunicaciones S.A. ESP, 144A	5.375%	9/27/22	BB	2,723,000
3,000		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	N/A (5)	B	2,662,500
3,800		Digicel Limited, 144A	6.000%	4/15/21	B1	3,435,998
750		Hughes Satellite Systems Corporation, 144A	6.625%	8/01/26	BB–	753,750
770		Inmarsat Finance PLC, 144A,	4.875%	5/15/22	BB+	748,825
1,565		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	1,588,475
2,500		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	2,634,250
2,000		Sprint Communications Inc., 144A	7.000%	3/01/20	BB	2,170,000
1,825		Sprint Corporation	7.250%	9/15/21	B+	1,939,063
2,000		Telecom Italia Capital	7.200%	7/18/36	BBB–	1,971,480
4,000		T-Mobile USA Inc.	6.731%	4/28/22	BB	4,179,996
2,500		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	2,518,750
		Total Wireless Telecommunication Services				29,286,215
		Total Corporate Bonds (cost $504,527,926)				495,354,068

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 11.0% (8.0% of Total Investments)

		Banks – 6.8%

$3,240		Barclays PLC, (6)	8.250%	N/A (5)	BB+	$3,370,650
3,000		Citigroup Inc.	6.250%	N/A (5)	BB+	3,087,000

24	NUVEEN

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Banks (continued)

$1,385		Citigroup Inc.	5.875%	N/A (5)	BB+	$1,398,850
2,215		Credit Agricole SA, 144A, (6)	8.125%	N/A (5)	BB+	2,331,199
2,000		Credit Agricole, S.A, 144A, (6)	6.625%	N/A (5)	BB+	1,949,120
2,000		Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,317,500
2,500		Intesa Sanpaolo SpA, 144A, (6)	7.700%	N/A (5)	Ba3	2,346,875
1,320		JP Morgan Chase & Company	6.750%	N/A (5)	BBB–	1,422,300
3,705		Lloyd’s Banking Group PLC, (6)	7.500%	N/A (5)	BB+	3,816,150
475		Nordea Bank AB, 144A, (6)	6.125%	N/A (5)	BBB	459,658
1,000		Royal Bank of Scotland Group PLC, (6)	7.500%	N/A (5)	BB–	947,500
2,700		Societe Generale, 144A, (6)	7.375%	N/A (5)	BB+	2,695,464
2,300		UniCredit SpA, Reg S, (6)	8.000%	N/A (5)	BB–	2,110,250
		Total Banks				28,252,516

		Capital Markets – 1.1%

1,500		Credit Suisse Group AG, 144A, (6)	7.500%	N/A (5)	BB	1,569,375
3,000		Morgan Stanley	5.550%	N/A (5)	Ba1	3,033,750
		Total Capital Markets				4,603,125

		Commercial Services & Supplies – 0.4%

1,500		AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	1,513,125

		Energy Equipment & Services – 0.9%

3500	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	3,920,430

		Food Products – 0.4%

1,500		Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	1,530,000

		Insurance – 1.4%

2,000		La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB	2,105,000
2,000		QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,104,000
2,000		XL Capital Ltd	6.500%	N/A (5)	BBB	1,560,000
		Total Insurance				5,769,000
		Total $1,000 Par (or similar) Institutional Preferred (cost $45,547,116)				45,588,196

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		SOVEREIGN DEBT – 3.5% (2.6% of Total Investments)

		Argentina – 0.9%

$1,000		Republic of Argentina, 144A	6.875%	4/22/21	B	$1,065,000
2,350		Republic of Argentina, 144A	7.500%	4/22/26	B	2,467,500
		Total Argentina				3,532,500

		Costa Rica – 0.5%

400		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	365,628
2,000		Republic of Costa Rica, 144A	4.250%	1/26/23	Ba1	1,825,000
		Total Costa Rica				2,190,628

		Dominican Republic – 0.7%

3,000		Dominican Republic, 144A	5.500%	1/27/25	BB-	2,892,780

		South Africa – 0.9%

39,000	ZAR	Republic of South Africa	8.250%	9/15/17	Baa2	2,847,560
12,800	ZAR	Republic of South Africa	10.500%	12/21/26	BBB	1,027,034
		Total South Africa				3,874,594

		Sri Lanka – 0.5%

2,000		Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	2,056,214
		Total Sovereign Debt (cost $16,219,795)				14,546,716

NUVEEN	25

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES – 0.4% (0.3% of Total Investments)

	Financials – 0.4%

$1,488	Vericrest Opportunity Loan Transferee, Series 2014-NPL7, 144A	4.750%	8/15/57	N/R	$1,463,909
$1,488	Total Asset-Backed Securities and Mortgaged-Backed Securities (cost $1,460,781)				1,463,909
	Total Long-Term Investments (cost $578,240,391)				565,674,902

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS- 0.8% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.8% (0.6% of Total Investments)

$3,336	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $3,336,398, collateralized by $3,370,000 U.S. Treasury Inflation Indexed Obligations, 0.375%, due 7/15/25, value $3,406,591	0.030%	1/03/17		$3,336,387
	Total Short-Term Investments (cost $3,336,387)				3,336,387
	Total Investments (cost $581,576,778) – 137.4%				569,011,289
	Borrowings – (39.8)% (8), (9)				(164,800,000)
	Other Assets Less Liabilities – 2.4% (10)				9,872,609
	Net Assets – 100%				$414,083,898

Investments In Derivatives as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange for Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Pound Sterling	$2,260,000	U.S. Dollar	$2,822,317	1/18/17	$35,892
Citibank, National Association	Euro	8,752,000	U.S. Dollar	9,318,307	1/20/17	97,094
Citibank, National Association	U.S Dollar	1,763,075	Euro	1,650,000	1/20/17	(24,614)
Goldman Sachs Bank USA	Canadian Dollar	4,295,979	U.S. Dollar	3,203,851	1/20/17	3,526
Goldman Sachs Bank USA	Norwegian Krone	12,940,000	U.S. Dollar	1,545,849	1/18/17	47,086
Goldman Sachs Bank USA	Swedish Krona	17,400,000	U.S. Dollar	1,921,772	1/18/17	9,954
		$47,411,054		$20,462,096		$168,938

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(219)	3/17	$(25,768,430)	$(35,930)	$78,373
U.S. Treasury 10-Year Note	Short	(262)	3/17	(32,561,688)	(90,062)	172,138
				$(58,330,118)	$(125,992)	$250,511

26	NUVEEN

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$22,469,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	7/03/17	12/01/18	12/01/20	$(103,531)	$(401,308)
JPMorgan Chase Bank, N.A.	22,469,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	7/03/17	12/01/22	12/01/22	(217,918)	(651,090)
	$44,938,000								$(321,449)	$(1,052,398)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $25,288,891, representing 6.1% and 4.4% of Net Assets and Total Investments, respectively.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	Borrowings as a percentage of Total Investments is 29.0%.

(9)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

NOK	Norwegian Krone

SEK	Swedish Krona

ZAR	South African Rand

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

PIK	All or portion of this security is payment-in-kind.

See accompanying notes to financial statements.

NUVEEN	27

Statement of Assets and Liabilities	December 31, 2016

Assets
Long-term investments, at value (cost $578,240,391)	$565,674,902
Short-term investments, at value (cost approximates value)	3,336,387
Cash	59,064
Cash collateral at brokers(1)	965,000
Interest rate swaps premiums paid	730,949
Unrealized appreciation on forward foreign currency exchange contracts, net	168,938
Receivable for:
Interest	9,849,788
Reclaims	13,674
Other assets	142,912
Total assets	580,941,614
Liabilities
Borrowings	164,800,000
Unrealized depreciation on interest rate swaps	1,052,398
Payable for variation margin on futures contracts	125,992
Accrued expenses:
Interest on borrowings	222,190
Management fees	418,517
Trustees fees	61,225
Other	177,394
Total liabilities	166,857,716
Net assets	$414,083,898
Shares outstanding	23,232,075
Net asset value (“NAV”) per share outstanding	$17.82
Net assets consist of:
Shares, $0.01 par value per share	$232,321
Paid-in surplus	490,377,407
Undistributed (Over-distribution of) net investment income	(1,621,307)
Accumulated net realized gain (loss)	(61,693,953)
Net unrealized appreciation (depreciation)	(13,210,570)
Net assets	$414,083,898
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

28	NUVEEN

Statement of Operations	Year Ended December 31, 2016

Investment Income	$41,752,633
Expenses
Management fees	4,672,366
Interest expense on borrowings	2,540,103
Custodian fees	137,206
Trustees fees	15,399
Professional fees	86,301
Shareholder reporting expenses	72,452
Shareholder servicing agent fees	679
Stock exchange listing fees	7,832
Investor relations expenses	7,368
Other	30,432
Total expenses	7,570,138
Net investment income (loss)	34,182,495
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(25,879,800)
Forward foreign currency exchange contracts	1,138,586
Futures contracts	(499,216)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	67,997,087
Forward foreign currency exchange contracts	(190,434)
Futures contracts	53,482
Swaps	(166,382)
Net realized and unrealized gain (loss)	42,453,323
Net increase (decrease) in net assets from operations	$76,635,818

See accompanying notes to financial statements.

NUVEEN	29

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$34,182,495	$38,239,315
Net realized gain (loss) from:
Investments and foreign currency	(25,879,800)	(28,390,058)
Forward foreign currency exchange contracts	1,138,586	2,753,668
Futures contracts	(499,216)	(1,334,247)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	67,997,087	(58,022,241)
Forward foreign currency exchange contracts	(190,434)	82,549
Futures contracts	53,482	289,286
Swaps	(166,382)	(1,007,919)
Net increase (decrease) in net assets from operations	76,635,818	(47,389,647)
Distributions to Shareholders
From net investment income	(35,088,114)	(30,102,609)
Return of capital	(609,595)	(8,463,930)
Decrease in net assets from distributions to shareholders	(35,697,709)	(38,566,539)
Capital Share Transactions
Cost of shares repurchased and retired	(1,257,387)	(11,210,128)
Cost of shares repurchased and retired through tender offer	—	(153,307,991)
Net increase (decrease) in net assets from capital share transactions	(1,257,387)	(164,518,119)
Net increase (decrease) in net assets	39,680,722	(250,474,305)
Net assets at the beginning of period	374,403,176	624,877,481
Net assets at the end of period	$414,083,898	$374,403,176
Undistributed (Over-distribution of) net investment income at the end of period	$(1,621,307)	$(2,322,730)

See accompanying notes to financial statements.

30	NUVEEN

Statement of Cash Flows	Year Ended December 31, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$76,635,818
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(255,022,116)
Proceeds from sales and maturities of investments	262,752,171
Proceeds from (Purchases of) short-term investments, net	457,201
Proceeds from (Payments for) cash denominated in foreign currency	98,209
Premiums received (paid) for interest rate swaps	(462,319)
Amortization (Accretion) of premiums and discounts, net	(1,121,371)
(Increase) Decrease in:
Cash collateral at brokers	540,000
Receivable for dividends	41,250
Receivable for interest	856,508
Receivable for reclaims	(4,943)
Other assets	197,019
Increase (Decrease) in:
Payable for variation margin on futures contracts	601
Accrued interest on borrowings	39,240
Accrued management fees	9,371
Accrued Trustees fees	2,392
Accrued other expenses	(87,324)
Net realized (gain) loss from:
Investments and foreign currency	25,879,800
Paydowns	(263,147)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(67,997,087)
Forward foreign currency exchange contracts	190,434
Swaps	166,382
Net cash provided by (used in) operating activities	42,908,089
Cash Flows from Financing Activities:
Proceeds from borrowings	14,300,000
Repayments of borrowings	(20,000,000)
Cash distributions paid to shareholders	(35,697,709)
Cost of shares repurchased and retired	(1,532,837)
Net cash provided by (used in) financing activities	(42,930,546)
Net Increase (Decrease) in Cash	(22,457)
Cash at the beginning of period	81,521
Cash at the end of period	$59,064

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$2,145,838

See accompanying notes to financial statements.

NUVEEN	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2016	$16.05	$1.47	$1.83	$3.30	$(1.51)	$—	$(0.03)	$(1.54)	$0.01	$—	$17.82	$15.99
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74
2014(e)	20.00	0.12	(0.66)	(0.54)	—	—	—	—	—	—	19.46	17.25

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016	$164,800	$3,513
2015	170,500	3,196
2014(e)	56,000	12,159

32	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

21.85%	29.26%	$414,084	1.97%		8.91%		49%
(10.36)	(12.07)	374,403	1.86		8.36		61
(2.65)	(5.74)	624,877	1.47	*	6.09	*	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2016	0.66%
2015	0.49
2014(e)	0.17	*

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period from November 24, 2014 (commencement of operations) through December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide a high level of current income. Under normal market conditions:

•	The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities.

•	The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund’s managed assets may be invested in securities of issuers located in emerging market countries.

•	No more than 15% of the Fund’s managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•	The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission (“SEC”).

•	The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency exchange contracts and options on foreign currencies. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

34	NUVEEN

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	35

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

36	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$671,538	$—	$—	$671,538
Convertible Preferred Securities	827,000	—	—	827,000
$25 Par (or similar) Retail Preferred	7,223,475	—	—	7,223,475
Corporate Bonds	—	495,354,068	—	495,354,068
$1,000 Par (or similar) Institutional Preferred	—	45,588,196	—	45,588,196
Sovereign Debt	—	14,546,716	—	14,546,716
Asset-Backed and Mortgage-Backed Securities	—	1,463,909	—	1,463,909

Short-Term Investments:
Repurchase Agreements	—	3,336,387	—	3,336,387

Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	168,938	—	168,938
Futures Contracts**	250,511	—	—	250,511
Interest Rate Swaps**	—	(1,052,398)	—	(1,052,398)
Total	$8,972,524	$559,405,816	$—	$568,378,340
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	37

Notes to Financial Statements (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$54,956,675	9.7%
United Kingdom	30,537,066	5.4
Luxembourg	21,341,868	3.8
France	12,611,567	2.2
Brazil	11,210,953	2.0
Mexico	10,424,400	1.8
Other	105,230,478	18.4
Total non-U.S. securities	$246,313,007	43.3%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$3,336,387	$(3,336,387)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

38	NUVEEN

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$22,971,258
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$193,552	—	$—

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(24,614)	—	—
Total			$168,938		$—

NUVEEN	39

Notes to Financial Statements (continued)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$35,892	$—	$—	$35,892	$—	$35,892
Citibank, National Association	97,094	(24,614)	(24,614)	72,480	—	72,480
Goldman Sachs Bank USA	60,566	—	—	60,566	—	60,566
Total	$193,552	$(24,614)	$(24,614)	$168,938	$—	$168,938
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$1,138,586	$(190,434)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(65,032,061)
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

40	NUVEEN

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$250,511
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(499,216)	$53,482

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its interest cost of leverage, which is through the use of bank borrowings.

NUVEEN	41

Notes to Financial Statements (continued)

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$44,938,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,052,398)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amount Net Offset on the State of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,052,398)	$—	$(1,052,398)	$730,949	$350,000	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps OTC	$—	$(166,382)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

42	NUVEEN

4. Fund Shares

Share Transactions

Transactions in shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/16	Year Ended 12/31/15
Shares:
Repurchased and retired (open market purchases)	(100,318)	(745,000)
Repurchased and retired through tender offer	—	(8,025,798)
Total	(100,318)	(8,770,798)

Open market purchases:
Weighted average price per share	$12.51	$15.03
Weighted average discount per share	16.56%	15.90%
Tender offer:
Price per share	$—	$19.10
Discount per share	—%	2.00%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $255,022,116 and $262,752,171, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency exchange contracts, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$583,227,445
Gross unrealized:
Appreciation	$15,085,876
Depreciation	(29,302,032)
Net unrealized appreciation (depreciation) of investments	$(14,216,156)

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts, complex securities character adjustments, bond premium amortization adjustments and paydowns, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2016, the Fund’s tax year end, as follows:
Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	1,607,042
Accumulated net realized gain (loss)	(1,607,042)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

NUVEEN	43

Notes to Financial Statements (continued)

The tax character of distributions paid during the Fund’s tax years ended December 31, 2016 and December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
2016
Distributions from net ordinary income[1]	$35,088,114
Distributions from net long-term capital gains	—
Return of capital	609,595

2015
Distributions from net ordinary income[1]	$30,102,609
Distributions from net long-term capital gains	—
Return of capital	8,463,930
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Capital losses to be carried forward – not subject to expiration	$61,187,075

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

44	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016, the complex-level fee rate for the Fund was 0.1625%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

The Fund has entered into a borrowing agreement as a means of leverage.

The Fund entered into a $180,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit (“Borrowings”), with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $164,800,000.

Interest is charged on these Borrowings at a rate per annum equal to the higher of the one-month LIBOR (London Inter-Bank Offered Rate) or the Federal Funds Rate in effect that day plus 0.75% (1-Month LIBOR plus 0.85% for the period January 1, 2016 through November 29, 2016). In addition to interest expense, the Fund accrues a 0.15% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%. The Fund also accrues a 0.10% per annum arrangement fee and paid a 0.05% per annum amendment fee, each based on the maximum commitment amount of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $159,277,322 and 1.34%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the arrangement fee are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

NUVEEN	45

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Shares repurchased	100,318

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

46	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays Global High Yield Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	47

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

48	NUVEEN

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		182

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		182

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		182

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		182

NUVEEN	49

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		182

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		182

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		182

50	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		182

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co- Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		183

NUVEEN	51

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		183

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		183

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		183

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017)of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		183

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		183

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		183

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		183

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		183

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		183

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	53

Notes

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-E-1216D        23200-INV-Y-03/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN GLOBAL HIGH INCOME FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2016	$51,217	$0	$5,449	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2015	$50,213	$8,431	$5,477	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2016	$5,449	$0	$0	$5,449
December 31, 2015	$5,477	$0	$0	$5,477

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Timothy Palmer, CFA, leads the global bond and emerging markets debt sector teams of Nuveen Asset Management. He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc.

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF Advisors in 2001 as a senior fixed-income research analyst. He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Jeffrey T. Schmitz, CFA, entered the financial services industry in 1987 and joined FAF Advisors in 2006. He became a portfolio manager in 2008 and most recently served as Senior Credit Analyst and Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Senior Research Analyst on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2016, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
John Fruit	6	$2.24 billion	1	$7.3 million	4	$1.49 million	0	0	0	0	0	0
Tim Palmer	3	$1.22 billion	1	$43 million	7	$624 million	0	0	0	0	0	0
Jeffrey Schmitz	8	$4.13 billion	4	$114 million	3	$1.002 billion	0	0	0	0	0	0
*	Assets are as of December 31, 2016.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JGH SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Fruit	X
Timothy Palmer				X
Jeffrey Schmitz					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2016	97,000	$12.51	97,000	1,667,200
FEBRUARY 1-29, 2016	3,318	$12.66	3,318	1,663,882
MARCH 1-31, 2016	0		0	1,663,882
APRIL 1-30, 2016	0		0	1,663,882
MAY 1-31, 2016	0		0	1,663,882
JUNE 1-30, 2016	0		0	1,663,882
JULY 1-31, 2016	0		0	1,663,882
AUGUST 1-31, 2016	0		0	2,325,000
SEPTEMBER 1-30, 2016	0		0	2,325,000
OCTOBER 1-31, 2016	0		0	2,325,000
NOVEMBER 1-30, 2016	0		0	2,325,000
DECEMBER 1-31, 2016	0		0	2,325,000
TOTAL	100,318

*	The registrant’s repurchase program, for the repurchase of 2,395,000 shares, was authorized August 4, 2015. The program was reauthorized for a maximum repurchase amount of 2,325,000 shares on August 3, 2016. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017